THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.



May 9, 2000

170,000 shares of Common Stock                                  Warrant No. ____



                                 WEBMODAL, INC.
                             STOCK PURCHASE WARRANT

Registered Owner: NET VALUE HOLDINGS, INC.

         This certifies that, for value received, Webmodal, Inc., a Delaware corporation (the "Company"), grants the following rights to the Registered Owner, or assigns, of this Warrant:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As used in this Warrant, the following terms have the following meanings:

         "Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Pennsylvania or Illinois generally are authorized or required by law or other government actions to close.

         "Cashless Exercise" has the meaning assigned to it in Section 6(b) hereof.

         "Change of Control Event" has the meaning assigned to it in Section 5 hereof.

         "Closing" and "Closing Date" have the meanings set forth in Section 2 of the Purchase Agreement.

         "Common Stock" means the shares of the Company's Common Stock, par value $.0001 per share.

         "Company" means Webmodal, Inc., a Delaware corporation.
          -------

         "Exercise Period" has the meaning assigned to it in Section 5 hereof.

         "Exercise Price" has the meaning assigned to it in Section 4 hereof.

         "Investor" has the meaning set forth in the Purchase Agreement.

         "OTCBB" means the OTC Bulletin Board of the National Association of Securities Dealers, Inc.

         "Per Share Market Value" means on any particular date (i) the closing bid price per share of the Common Stock on such date on (a) the OTCBB, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (b) such other Subsequent Market on which the Common Stock is then listed or quoted or, if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the registered owners of a majority of the Underlying Shares and Warrants then outstanding; provided, however, that, after receipt of the determination by such Appraiser, the Company shall have the right to select, in good faith, an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

         "Person" means a means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Purchase Agreement" means that certain Series A Preferred Stock Purchase Agreement, dated May 9, 2000, among the Company and the Investor.

         "Registered Owner" means the Person identified on the face of this Warrant as the registered owner hereof or their assigns.

         "Subsequent Market" means the NASDAQ SmallCap Market, the NASDAQ National Market, the New York Stock Exchange or the American Stock Exchange.

         "Trading Day(s)" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

         "Underlying Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

         "Warrant(s)" means the warrants issuable at the Closing, including this Warrant.

         "Warrant Shares" has the meaning assigned to it in Section 3 hereof.

         2. Issue. Upon tender to the Company pursuant to Section 6 hereof, the Company, within three (3) Business Days of the date thereof, shall issue to the Registered Owner, or its designee, up to the number of shares specified in
Section 3 hereof of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

         3. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant is that number set forth on the first page of this Warrant (the "Warrant Shares"), subject to adjustment from time to time as provided herein. The Company shall at all times reserve and hold available out of its authorized and unissued shares of Common Stock or other securities, as the case may be, sufficient shares of Common Stock to satisfy the exercise rights of this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the purchase and the issuance of the shares, shall not have any legend or restrictions on resale, except as required by Section 4.8 of the Purchase Agreement.

         4. Exercise Price. The initial per share exercise price of this Warrant, representing the price per share at which each share of Common Stock issuable upon exercise of this Warrant may be purchased, is $8.88, subject to adjustment from time to time pursuant to the provisions of Section 7 hereof (the "Exercise Price").

         5. Exercise Period. This Warrant may be exercised, in whole or in part, from the Closing Date up to and including, (i) May 9, 2005 (the "Exercise Period") or the upon the earlier of (ii) the Registered Owner's redemption of all shares of the Company's Series A Preferred Stock held by the Registered Owner or (iii) the last business day prior to a Qualified IPO, a merger or consolidation of the Company and another entity following which the shareholders of the Company control less then 50% of the voting securities of the resulting entity or a sale of all or substantially all of the Company's assets (a "Change in Control Event"), provided that the Registered Owner has received at least thirty (30) days' written notice of the Change in Control Event. If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.

         6.       Tender; Issuance of Certificates.

                  (a) This Warrant may be exercised, in whole or in part, by (a) delivery of the applicable Exercise Price for the number of Warrant Shares in respect of which this Warrant is exercisable, (b) delivery of a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the Registered Owner, or assigns, of this Warrant and (c) surrender of this Warrant. The number of Warrant Shares so purchased shall be designated on the Warrant Exercise Form and shall be deemed to be issued to the Registered Owner as of the close of business on the date on which this Warrant shall have been surrendered, the completed Warrant Exercise Form shall have been delivered and payment shall have been made for such shares as set forth above. The payment and Warrant Exercise Form must be delivered to the registered office of the Company or of the Company's transfer agent, either in person or as set for in Section 11 hereof.

                  (b) In addition to the exercise of all or a part of this Warrant by payment of the Exercise Price in cash as provided above, and in lieu of such payment, the Registered Owner shall have the right to effect a cashless exercise (a "Cashless Exercise"). In the event of a Cashless Exercise the Registered Owner may exercise this Warrant in whole or in part by surrendering this Warrant in exchange for the number of shares of Common Stock equal to the product of (i) the number of shares as to which this Warrant is being exercised multiplied by
         (ii) a fraction, the numerator of which is the Per Share Market Value on such date less the Exercise Price then in effect and the denominator of which is the Per Share Market Value on such date (in each case adjusted for fractional shares as herein provided).

                  (c) Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form, and any cash payments due under Section 14 hereof shall be delivered to the Registered Owner, or its designee, within three (3) Business Days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Registered Owner and shall be registered in the name of the Registered Owner or such other name as shall be designated by such Registered Owner. If this Warrant shall have been exercised only in part then, unless this Warrant has expired, the Company shall, at its expense and at the time of delivery of such certificates, deliver to the Registered Owner a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         7.       Adjustment of Exercise Price.

                  (a) Common Stock Event. Upon the occurrence of a Common Stock Event (as hereinafter defined) then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this
         Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution or, in the case of a subdivision or re-classification, shall become effective immediately after the effective date thereof. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

                  (b) Adjustments for Other Dividends and Distributions. If at any time or from time to time while this Warrant is outstanding the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company other than shares of Common Stock, then in each such event provision shall be made so that the holder of this Warrant shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable upon exercise thereof, the amount of securities of the Company which such holder would have received had this Warrant been exercised on the date of such event (or such record date, as applicable) and had it thereafter, during the period from the date of such event (or such record date, as applicable) to and including the exercise date, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of the holder of this Warrant or with respect to such other securities by their terms.

                  (c) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time while this Warrant is outstanding the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise, or is otherwise converted to other securities, cash or property (other than by a Common Stock Event or other event provided for elsewhere in this Section 7), then in any such event the holder of this Warrant shall have the right thereafter upon exercise hereof to receive the kind and amount of stock and other securities, cash and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock for which this Warrant could have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. The terms of any such event shall include such terms so as to continue to give to the Registered Owner the right to receive the securities, cash or property set forth in this
         Section 7(c) upon any exercise following such event. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the Registered Owner after such event to the end that the provisions of this Section 7 (including adjustment of the Exercise Price then in effect and the number of Warrant Shares issuable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent as practicable.

                  (d) Sale of Shares Below Exercise Price.

                      (1) Adjustment Formula. If at any time or from time to time while this Warrant is outstanding the Company issues or sells, or is deemed by the provisions of this Section 7(d) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), otherwise than in connection with a Common Stock Event as provided in
         Section 7(a), a dividend or distribution as provided in Section 7(b) or a recapitalization, reclassification or other change as provided in
         Section 7(c), for an Effective Price (as hereinafter defined) that is less than the Exercise Price in effect immediately prior to such issue or sale, then, and in each such case, the Exercise Price shall be reduced, as of the close of business on the date of such issue or sale, to a new Exercise Price determined pursuant to the following formula:

                                                (CS/OxEP)+AC
                                                ------------
                                    AEP =            CS/I

                           AEP =            Adjusted Exercise Price.

                           CS/O = Number of shares of Common Stock outstanding immediately prior to the issuance of Additional Shares of Common Stock.

                           EP = Exercise Price in effect immediately prior to the issuance of Additional Shares of Common Stock.

                           AC =             Aggregate Consideration Received
                                            (as defined below) from the issuance
                                            of Additional Shares of Common
                                            Stock.

                           CS/I = Number of shares of Common Stock outstanding and deemed outstanding immediately following the issuance of Additional Shares of Common Stock.

                      (2) Certain Definitions. For the purpose of making any adjustment required under this Section 7(d):


                                    (i)     "Additional Shares of Common Stock"
         shall mean all shares of Common Stock issued by the Company, whether or not subsequently reacquired or retired by the Company, other than: (A) shares of Common Stock issued or issuable upon conversion of Series A Preferred Stock; (B) shares of Common Stock issued or issuable upon exercise of this Warrant; and (C) up to 458,200 shares of Common Stock (or options, stock appreciation rights or similar employee benefits exercisable or convertible into or measured with respect to Common Stock, and including all such options, rights or benefits outstanding on the date of this Warrant) issued to employees, officers or directors of, or contractors, consultants or advisers to, or transportation carrier partners of, the Company pursuant to the Company's Long Term Incentive Stock Option Plan or other incentive agreements or arrangements approved by the Company's board of directors (such number of shares to be calculated net of any repurchases of such shares by the Company and net of any such expired or terminated options, warrants or rights and to be proportionally adjusted to reflect any subsequent Common Stock Event);

                                    (ii)    "Aggregate Consideration  Received"
         by the Company for any issue or sale (or deemed issue or sale) of securities shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Company before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale and without deduction of any expenses payable by the Company; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board; and (C) if Additional Shares of Common Stock, Convertible Securities or Rights or Options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or Rights or Options.

                                    (iii)   "Convertible Securities" shall mean
         stock or other securities convertible into or exchangeable for shares of Common Stock.

                                    (iv)    "Effective Price" of Additional
         Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company under this
         Section 7(d), into the Aggregate Consideration Received, or deemed to have been received, by the Company under this Section 7(d), for the issue of such Additional Shares of Common Stock; and

                                    (v)     "Rights or Options" shall mean
         warrants, options or other rights to purchase or acquire shares of Common Stock or Convertible Securities.

                      (3) Deemed Issuances. For the purpose of making any adjustment to the Exercise Price required under this Section 7(d), if the Company issues or sells any Rights or Options or Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon exercise of such Rights or Options and/or the conversion or exchange of Convertible Securities (computed without reference to any additional or similar protective or antidilution clauses) is less than the Exercise Price then in effect, then the Company shall be deemed to have issued, at the time of the issuance of such Rights, Options or Convertible Securities, that number of Additional Shares of Common Stock that is equal to the maximum number of shares of Common Stock issuable upon exercise or conversion of such Rights, Options or Convertible Securities upon their issuance and to have received, as the Aggregate Consideration Received for the issuance of such shares, an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Rights or Options or Convertible Securities, plus, in the case of such Rights or Options, the minimum amounts of consideration, if any, payable to the Company upon the exercise in full of such Rights or Options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof; provided that:

                                    (i) if the minimum amounts of such
         consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, then the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

                                    (ii) if the minimum amount of consideration
         payable to the Company upon the exercise of Rights or Options or the conversion or exchange of Convertible Securities is reduced over time or upon the occurrence or non-occurrence of specified events other than by reason of antidilution or similar protective adjustments, then the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

                                    (iii) if the minimum amount of consideration
         payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of Convertible Securities is subsequently increased, then the Effective Price shall again be recalculated using the increased minimum amount of consideration payable to the Company upon the exercise of such Rights or Options or the conversion or exchange of such Convertible Securities.

                  No further adjustment of the Exercise Price, adjusted upon the issuance of such Rights or Options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such Rights or Options or the conversion or exchange of any such Convertible Securities. If any such Rights or Options or the conversion rights represented by any such Convertible Securities shall expire without having been fully exercised, then the Exercise Price as adjusted upon the issuance of such Rights or Options or Convertible Securities shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, that were actually issued or sold on the exercise of such Rights or Options or rights of conversion or exchange of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such Rights or Options, whether or not exercised, plus the consideration received for issuing or selling all such Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

                  e. Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Rights or Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Rights or Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  f. Notice of Adjustment. Whenever the Exercise Price is adjusted pursuant to this Section 7 the Company shall promptly deliver to the Registered Owner a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such notice shall be signed by the chairman, president or chief financial officer of the Company.

                  g. Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock by the Company.

                  h.  Notice of Certain Events.  If:

                           (i) the Company shall declare a dividend (or any
                  other distribution) on its Common Stock;

                           (ii) the Company shall declare a special nonrecurring
                  cash dividend on or a redemption of its Common Stock;

                           (iii) the Company shall authorize the granting to the
                  holders of its Common Stock rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights;

                           (iv) the approval of any shareholders of the Company
                  shall be required in connection with any reclassification of the Common Stock or any Change of Control Event; or

                           (v) the Company shall authorize the voluntary or
                  involuntary dissolution, liquidation or winding up of the affairs of the Company;

                  then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Registered Owner, at least 30 (thirty) calendar days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (a) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, or granting of options, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (b) the date on which such reclassification or Change of Control Event is expected to become effective or close, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable in connection with such reclassification or Change of Control Event; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Nothing herein shall prohibit the Registered Owner from exercising this Warrant during the 30-day period commencing on the date of such notice.

                  i. Adjustment to Number of Warrant Shares. Upon any adjustment to the Exercise Price under this Section 7, the number of Warrant Shares purchasable hereunder shall be adjusted to equal the number of Warrant Shares purchasable hereunder prior to said adjustment times a fraction, the numerator of which is the Exercise Price prior to the adjustment and the denominator of which is the Exercise Price after the adjustment.

                  j. Rounding. All calculations under this Section 7 shall be made to the nearest cent or the nearest l/l00th of a share, as the case may be.

                  k. Other Events. If any event occurs that would adversely affect the rights of the Registered Owner of this Warrant but is not expressly provided for by Section 7 hereof (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Owner; provided, however, that no such adjustment will increase the Exercise Price.

                  l. Increase in Exercise Price. In no event shall any provision in this Section 7 cause the Exercise Price to be greater than the Exercise Price on the date of issuance of this Warrant. -

         8. Registration on Company Books. This Warrant shall be numbered and shall be registered upon issuance in a warrant register maintained the Company. The Company may deem and treat the Registered Owner of this Warrant as the absolute owner thereof, unless the Registered Owner shall have presented this Warrant to the Company for transfer and the transferee shall have been entered in the register as a subsequent holder. The ownership of this Warrant shall be proven by such register, absent manifest error.

         9. Registration Rights. The Company will undertake the registration of the Common Stock into which this Warrant is exercisable at such times and upon such terms pursuant to the Investor Rights Agreement (as defined in the Purchase Agreement).

         10. Reservation of Underlying Shares. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon exercise of this Warrants as herein provided, such number of shares of the Common Stock as shall then be issuable upon the exercise of all outstanding Warrants into Common Stock.

         11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. Eastern time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. Eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company or the Company's transfer agent to the address set forth in the Purchase Agreement (with copies to the Company's counsel), and (ii) if to the Registered Owner to the addresses set forth on the Purchase Agreement (with copies to the Registered Owner's counsel) or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         12. Compliance With Governmental Requirements. The Company covenants that if any shares of Common Stock required to be reserved for purposes of exercise this Warrant requires registration with or approval of any governmental authority under any federal or state law, or any national securities exchange, before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

         13. Fractional Shares. Upon any exercise hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time.

         14. Payment of Tax Upon Issue of Transfer. The issuance of certificates for shares of the Common Stock upon exercise of this Warrant shall be made without charge to the Registered Owner hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Owner of this Warrant and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         15. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

         16. No Rights as Stockholder. This Warrant shall not entitle the Registered Owner to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent exercised into shares of Common Stock in accordance with the terms hereof.

         17. Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Registered Owner in order to protect the exercise privilege of the Registered Owner against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         18. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Registered Owners and its successors and assigns, and shall be binding upon any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Registered Owner. The Registered Owner may assign this Warrant without the prior written consent of the Company in connection with a transfer of shares of Series A Preferred Stock of the Company or shares of Common Stock issued upon the conversion thereof.

         19. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, as applied to agreements under seal made, and entirely to be performed, within Delaware, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         20. Remedies. In the event of a breach by the Company of any of their obligations under this Warrant, the Registered Owner, in addition to being entitled to exercise all rights granted by law and under the Purchase Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Warrant and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         21. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company, upon request of the Registered Owner, shall issue and deliver in exchange and substitution for and upon cancellation of such mutilated Warrant (upon surrender thereof), or in the event that this Warrant is lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest upon any indemnification undertaking by the Holder to the Company in customary form as reasonably required by the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                                     WEBMODAL, INC.


                                                     By:________________________
                                                     Name: Christopher R. Kravas
                                                     Title: President

                                    EXHIBIT A

                              Warrant Exercise Form
                              ---------------------

TO:      WEBMODAL, INC.

         The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of ___________________, Inc., pursuant to Warrant No. ___ heretofore issued to Net Value Holdings, Inc. on May 9, 2000;
(2) encloses either (a) a cash payment of $__________ or (b) a Warrant representing _____ shares of Common Stock valued at the Per Share Market Price of $ _____ on ________, ____, for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and (3) requests that a certificate for the shares be issued in the name of the undersigned, or the undersigned's designee, and delivered to the undersigned, or the undersigned's designee, at the address specified below.

                  Date:                           ______________________________

                  Investor Name:                  ______________________________

                  Taxpayer Identification Number: ______________________________

                  By:                             ______________________________

                  Printed Name:                   ______________________________

                  Title:                          ______________________________

                  Address:                        ______________________________





                  Cashless Exercise (Y or N):     ______________________________



                  Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.

AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.